Consolidated Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Revenues
Service revenues	$ 123,823	$ 20,488
Contract revenues	511,942	37,705
Total revenues	635,765	58,193
Cost and expenses:
Cost of revenues	145,217	26,267
Selling, general and administrative expense	934,313	2,012,015
Amortization expense	846,510	120,902
Total operating expenses	1,926,040	2,159,184
Loss from operations	(1,290,275)	(2,100,991)
Other Income (Expense)
Loss on conversion of debt		(72,000)
Interest expense	(87,141)	(16,936)
Total other income (expense)	(87,141)	(88,936)
Loss before income taxes	(1,377,416)	(2,189,927)
Provision for income taxes
Net Loss	$ (1,377,416)	$ (2,189,927)
Basic and diluted net loss per common share	$ (0.14)	$ (0.50)
Basic and diluted Weighted Average Number of Common Shares	9,604,882	4,388,597